                                 EXHIBIT 10.5

                              THE TIMKEN COMPANY
                           Deferred Shares Agreement
     WHEREAS, ________________("Grantee") is an employee of The Timken Company
(the "Company"); and
     WHEREAS, the grant of deferred shares evidenced hereby was authorized by a resolution of the Compensation Committee (the "Committee") of the Board of
Directors (the "Board") of the Company that was duly adopted on April 20, 2004
(the "Date of Grant"), and the execution of a deferred shares agreement in the form hereof was authorized by a resolution of the Committee duly adopted on
April 20, 2004.
     NOW, THEREFORE, pursuant to the Company's Long-term Incentive Plan (as
Amended and Restated as of February 6, 2004) (the "Plan") and subject to the terms and conditions thereof and the terms and conditions hereinafter set forth, the Company hereby grants to the Grantee the right to receive (i) _______ shares of the Company's common stock without par value (the "Common Shares") and
(ii) dividend equivalents payable in cash on a deferred basis (the "Deferred
Cash Dividends") with respect to the Common Shares covered by this agreement.
     1.   Vesting of Awards.
          (a) Subject to the terms and conditions of Sections 1(b) and 2 hereof, the Grantee's right to receive the Common Shares covered by this agreement and any Deferred Cash Dividends accumulated with respect thereto shall become nonforfeitable on the fifth anniversary of the Date of Grant.
          (b) Notwithstanding the provisions of Section 1(a) hereof, the
              Grantee's right to receive the Common Shares covered by this agreement and any Deferred Cash Dividends then accumulated with respect thereto shall become nonforfeitable upon any change in control of the Company that shall occur while the Grantee is an employee of the Company or a subsidiary.  For the purposes of this agreement, the term "change in control" shall mean the occurrence of any of the following events:
              (i)  The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities
                   Exchange Act of 1934) (a "Person") of beneficial ownership
                   (within the meaning of Rule 13d-3 promulgated under the
                   Securities Exchange Act of 1934) of 30% or more of either:
                   (A) the then-outstanding Common Shares or (B) the combined voting power of the then-outstanding voting securities of the
                   Company entitled to vote generally in the election of
                   directors ("Voting Shares"); provided, however, that for
                   purposes of this subsection (i), the following acquisitions shall not constitute a change in control:  (1) any
                   acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan
                   (or related trust) sponsored or maintained by the Company or any Subsidiary, or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (A), (B) and (C)
                   of subsection (i) of this Section 1(b); or
              (ii) Individuals who, as of the date hereof, constitute the Board
                   (the "Incumbent Board") cease for any reason (other than
                   death or disability) to constitute at least a majority of the
                   Board; provided, however, that any individual becoming a
                   director subsequent to the date hereof whose election, or
                   nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (either by a specific
                   vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but
                   excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or
                   threatened election contest (within the meaning of Rule
                   14a-11 of the Securities Exchange Act of 1934) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on
                   behalf of a Person other than the Board; or
              (iii)Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each
                   case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Shares and
                   Voting Shares immediately prior to such Business Combination beneficially own, directly or indirectly, more than 66-2/3%
                   of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of
                   directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in
                   substantially the same proportions relative to each other as their ownership, immediately prior to such Business
                   Combination, of the Common Shares and Voting Shares of the
                   Company, as the case may be, (B) no Person (excluding any
                   entity resulting from such Business Combination or any
                   employee benefit plan (or related trust) sponsored or
                   maintained by the Company or such entity resulting from such
                   Business Combination) beneficially owns, directly or
                   indirectly, 30% or more of, respectively, the then-
                   outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the
                   Business Combination, and (C) at least a majority of the
                   members of the board of directors of the corporation
                   resulting from such Business Combination were members of the
                   Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such
                   Business Combination; or

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              (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
     For the purposes of this agreement, "subsidiary" shall mean a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest.
     2.   Forfeiture of Awards.  The Grantee's right to receive the Common
          Shares covered by this agreement and any Deferred Cash Dividends accumulated with respect thereto shall be forfeited automatically and without further notice on the date that the Grantee ceases to be an employee of the Company or a subsidiary prior to the fifth anniversary of the Date of Grant for any reason other than his death or disability.  In the event that the Grantee ceases to be an employee of the Company as a result of his death or disability prior to the fifth anniversary of the Date of Grant, the Grantee's right to receive both the Common Shares covered by this agreement and any Deferred Cash
          Dividends then accumulated with respect thereto shall become nonforfeitable on the date of cessation of his employment with respect to a prorated portion of each based on the number of whole months that the Grantee shall have been employed by the Company or a subsidiary from the Date of Grant to the date of cessation of his employment.  In the event that the Grantee shall intentionally commit an act that the
          Committee determines to be materially adverse to the interests of the
          Company or a subsidiary, the Grantee's right to receive the Common
          Shares covered by this agreement and any Deferred Cash Dividends accumulated with respect thereto shall be forfeited at the time of that determination notwithstanding any other provision of this agreement.  For the purposes of this agreement, "disability" shall mean that the Grantee has qualified for disability benefits under the Company's Long-term Disability Program or any successor disability plan or program of the Company.
     3.   Crediting of Deferred Cash Dividends.  With respect to each of the
          Common Shares covered by this agreement, the Grantee shall be credited on the records of the Company with Deferred Cash Dividends in an amount equal to the amount per share of any cash dividends declared by the Board on the outstanding Common Shares during the period beginning on the Date of Grant and ending on the date upon which the Optionee's right to receive the Common Shares covered by this agreement pursuant to Section 1 hereof or a prorated portion thereof pursuant to Section
          2 hereof, as the case may be, becomes nonforfeitable.  The Deferred
          Cash Dividends shall accumulate without interest.
     4.   Payment of Awards.  Subject to the terms and conditions of Section 5 hereof, the Common Shares covered by this agreement or any prorated portion thereof shall be issuable, and any Deferred Cash Dividends accumulated with respect thereto shall be payable, to the Grantee at the time when they become nonforfeitable in accordance with Section
          1 or 2 hereof.
     5.   Compliance with Law.  The Company shall make reasonable efforts to comply with all applicable federal and state securities laws;

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          provided, however, notwithstanding any other provision of this agreement, the Company shall not be obligated to issue any of the
          Common Shares covered by this agreement or pay any Deferred Cash
          Dividends accumulated with respect thereto if the issuance or payment thereof would result in violation of any such law.  To the extent that the Ohio Securities Act shall be applicable to this agreement, the Company shall not be obligated to issue any of the
          Common Shares or other securities covered by this agreement or pay any Deferred Cash Dividends accumulated with respect thereto unless such Common Shares and Deferred Cash Dividends are (a) exempt from registration thereunder, (b) the subject of a transaction that is exempt from compliance therewith, (c) registered by description or qualification thereunder or (d) the subject of a transaction that shall have been registered by description thereunder.
     6.   Transferability.  Neither the Grantee's right to receive the Common
          Shares covered by this agreement nor his right to receive any
          Deferred Cash Dividends shall be transferable by the Grantee except by will or the laws of descent and distribution.
     7.   Adjustments.  The Committee shall make any adjustments in the number or kind of shares of stock or other securities covered by this agree-
          ment that the Committee may determine to be equitably required to prevent any dilution or expansion of the Grantee's rights under this agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, separation, reorganization or partial or complete liquidation involving the Company or (c) other transaction or event having an effect similar to any of those referred to in Section 7(a) or 7(b)
          hereof.  Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Committee may provide in substitution of any or all of the Grantee's rights under this agreement such alternative consideration as the Committee may determine in good faith to be equitable under the circumstances.
     8.   Withholding Taxes.  To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any delivery of Common Shares to the Grantee, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such delivery that the Grantee make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld.  The Grantee may elect that all or any part of such withholding requirement be satisfied by retention by the Company of a portion of the Common Shares delivered to the
          Grantee.  If such election is made, the shares so retained shall be credited against such withholding requirement at the Market Price per
          Common Share on the date of such delivery.
     9.   Right to Terminate Employment.  No provision of this agreement shall limit in any way whatsoever any right that the Company or a subsidiary may otherwise have to terminate the employment of the
          Grantee at any time.
    10.   Relation to Other Benefits.  Any economic or other benefit to the
          Grantee under this agreement or the Plan shall not be taken into account in determining any benefits to which the Grantee may be

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          entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a subsidiary.
    11.   Amendments.  Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Grantee with respect to either the
          Common Shares or other securities covered by this agreement or the
          Deferred Cash Dividends without the Grantee's consent.
    12.   Severability.  In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.
    13.   Governing Law.  This agreement is made under, and shall be construed in accordance with, the laws of the State of Ohio.
     This agreement is executed by the Company on this ___ day of _______, 2004.
                                 The Timken Company
                                 By  ___________________________________
                                     Scott A. Scherff
                                     Corporate Secretary & Asst. General Counsel
     The undersigned Grantee hereby acknowledges receipt of an executed original of this agreement and accepts the right to receive the Common Shares or other securities covered hereby and any deferred Cash Dividends accumulated with respect thereto, subject to the terms and conditions of the Plan and the terms and conditions herein above set forth.

                                     _________________________________
                                                   Grantee
                                   Date:   ___________________________

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